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                                                                   EXHIBIT 10.26

                              REVOLVING/TERM NOTE


$35,000,000.00                Nashville, Tennessee                  May 30, 1996



         FOR VALUE RECEIVED, RENAL CARE GROUP, INC., a Delaware corporation, RCG MISSISSIPPI, INC., a Delaware corporation, RENAL CARE GROUP, INC., a Tennessee corporation, KANSAS NEPHROLOGY ASSOCIATION, a Kansas corporation, RENAL CARE GROUP TEXAS, INC., a Texas corporation, and D.M.N. OF INDIANA CORPORATION, an Indiana corporation (collectively "Makers") jointly and severally promise to pay to the order of NationsBank of Tennessee, N.A. ("Payee"), a national banking association, the sum of Thirty-five Million and No/100 Dollars ($35,000,000.00), or as much thereof as may be outstanding from time to time, together with interest thereon as provided in that Loan Agreement of even date herewith between Makers and Payee (the "Loan Agreement").

         Reference is made to the Loan Agreement for the terms of payment of principal and interest hereunder and for other provisions regarding additional payments, prepayment, draws and other terms and conditions applicable to the indebtedness evidenced by this Note. As provided in the Loan Agreement, all remaining principal, interest and expenses outstanding hereunder or under the Loan Agreement shall become finally due on May 30, 2001.

         As provided in the Loan Agreement, interest hereunder shall be calculated based upon a 360-day year and actual days elapsed. As provided in greater detail in the Loan Agreement, the interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to Makers, at the option of the holder of this Note.

         Subject to the provisions of the Loan Agreement, Makers may borrow, repay and reborrow amounts hereunder from time to time, provided that Makers are not in default hereunder or under the Loan Agreement and provided that all conditions to Payee's obligation to fund advances as set forth in the Loan Agreement are satisfied. Payee shall have no liability for its refusal to advance funds hereunder following a determination that any condition precedent to the making of an advance has not been satisfied.

         Payee's records of the amounts advanced hereunder shall be conclusive proof thereof, absent manifest error.



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         All amounts due under this Note are payable at par in lawful money of the United States of America, at the principal place of business of Payee in Nashville, Tennessee, or at such other address as the Payee or other holder hereof (herein "Holder") may direct.

         The occurrence of an Event of Default under the Loan Agreement shall constitute an Event of Default under this Note.

         Upon the occurrence of an Event of Default, as defined above, Holder may, at its option and without notice (except as provided in the Loan Agreement), declare all principal and interest provided for under this Note, and any other obligations of any Maker to Holder, to be presently due and payable, and Holder may enforce any remedies available to Holder under any documents securing or evidencing debts of Makers to Holder. Holder may waive any default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent default, this right being a continuing one. Upon default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the "Default Rate," as defined in the Loan Agreement.

         All amounts received for payment of this Note shall be applied in accordance with the Loan Agreement.

         Makers and all sureties, guarantors, endorsers and other parties to this instrument hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law, except as set forth in the Loan Agreement. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship, if applicable.

         Makers' performance under this Note is secured by various property, as described in the Loan Agreement.

         Makers and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys' fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby or to protect Holder's interest in any collateral securing the same.

         The validity and construction of this Note shall be determined according to the laws of Tennessee applicable to contracts executed and performed within that state and applicable federal law. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect. This Note may be amended, and provisions hereof may be waived, only by written instrument signed by Holder and the Makers.





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         Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Note or any related instruments, agreements or documents, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of J.A.M.S./Endispute or any successor thereof ("J.A.M.S."), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Note applies in any court having jurisdiction over such action.

         (i) Special Rules. The arbitration shall be conducted in Nashville, Tennessee and shall be administered by J.A.M.S who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

         (ii) Reservation of Rights. Nothing in this arbitration provision shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this arbitration provision; or (ii) be a waiver by the Holder of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the Holder hereto (a) to exercise self help remedies such as (but not limited to) setoff, or (b) to foreclose against any real or personal property collateral, or (c) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. The Holder may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this instrument, agreement or document. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.





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         Words used herein indicating gender or number shall be read as context may require.

                                           RENAL CARE GROUP, INC.,
                                           a Delaware corporation, Maker

                                           By: /s/ Ronald Hinds
                                              ---------------------------------
                                           Title: EVP
                                                 ------------------------------

                                           RCG MISSISSIPPI, INC.,
                                           a Delaware corporation, Maker

                                           By: /s/ Ronald Hinds
                                              ---------------------------------
                                           Title: EVP
                                                 ------------------------------


                                           RENAL CARE GROUP, INC.,
                                           a Tennessee corporation, Maker

                                           By: /s/ Ronald Hinds
                                              ---------------------------------
                                           Title: EVP
                                                 ------------------------------


                                           KANSAS NEPHROLOGY ASSOCIATION,
                                           a Kansas corporation, Maker

                                           By: /s/ Ronald Hinds
                                              ---------------------------------
                                           Title: EVP
                                                 ------------------------------



                                           RENAL CARE GROUP TEXAS, INC.,
                                           a Texas corporation, Maker

                                           By: /s/ Ronald Hinds
                                              ---------------------------------
                                           Title: EVP
                                                 ------------------------------






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                                           D.M.N. OF INDIANA CORPORATION,
                                           an Indiana corporation, Maker

                                           By: /s/ Ronald Hinds
                                              ---------------------------------
                                           Title: EVP
                                                 ------------------------------





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